                                 SCHEDULE 14A

                           SCHEDULE 14A INFORMATION
  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
                                     1934

Filed by the Registrant [_]
Filed by party other than the Registrant [X]

Check the appropriate box:

[_] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
    6(e)(2))

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[X] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       SANTA FE PACIFIC GOLD CORPORATION
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


                          NEWMONT MINING CORPORATION
             -----------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rule 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and show how it is determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party: Same as above

    (4) Date Filed:

            [Slide Presentation given by Newmont Mining Corporation
                         beginning on January 7, 1997]

[Slide 1]

                               NEWMONT + SANTA FE

                              THE RIGHT CHOICE FOR
                               SHAREHOLDER VALUE

      [Miniaturized reproduction of graph depicted in slide number 31.]

This presentation is neither an offer to sell nor a solicitation of an offer to buy securities of any of the companies to which this presentation relates. Statements contained in this presentation which are not historical facts are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. Such risks and uncertainties are described in filings made with the Securities and Exchange Commission by the companies to which this presentation relates.

[Slide 2]

                                   THE OFFER

0.40 NEM for each share of Santa Fe

     =    $16.50 per Santa Fe share as of 1/6/97
     =    $4.63 or 39% increase from Santa Fe's price on 12/4/96
          Homestake offer at 1.115 = $14.63 on 1/6/97

 .    Tax-free exchange

 .    Pooling of interests

 .    No further due diligence

 .    One-time transaction costs

[Slide 3]

                                   THE OFFER

 .    Accretive for Newmont shareholders at current gold prices
     -    reserves and earnings in first year
     -    production and cash flow in second year

 .    Exchange offer for all Santa Fe shares, filed with SEC 1/7/97

 .    Requested Santa Fe Board to terminate Homestake merger agreement

 .    Will solicit proxies against Homestake merger

[Slide 4]

                              NEWMONT + SANTA FE:

                     LARGEST GOLD COMPANY IN NORTH AMERICA

 .    Reserves approaching 50 million ounces

 .    Production increasing almost 1 million ounces by 1999

     1996E        1997E        1998E      1999E
     -----        -----        -----      -----
      3.1          3.6          3.8        4.0    (mm ozs)

 .    Total cash costs under $215/ounce through 1998

 .    More than $50 million annual cost savings

 .    Exciting exploration potential

[Slide 5]

                     A STORY OF THREE COMPANIES:  SANTA FE


     .    Unrealized potential

     .    Lackluster performance

     .    Minimal grassroots exploration

     .    Limited international experience

     .    Principal assets
          -    Twin Creeks and Lone Tree mines
          -    1.5 million acres in northern Nevada

     .    Board of Directors sought merger partner

[Slide 6]

                     A STORY OF THREE COMPANIES:  HOMESTAKE


     .    History of disappointing results

     .    Declining production and high costs

     .    Limited exploration success

     .    Minimal operating experience in Nevada

     .    Few synergies with Santa Fe's operations

     .    Proposed merger would double outstanding shares

[Slide 7]

                      A STORY OF THREE COMPANIES:  NEWMONT


 .    History of sustained growth

 .    Global leadership in exploration, technology and production

 .    Proven capabilities in processing complex ores

 .    Production growth and declining costs

 .    Discovered largest gold districts in North and South America

 .    Thirty-year operating history in Nevada

 .    The best fit to maximize value from Santa Fe's assets

[Slide 8]

                    A STORY OF THREE COMPANIES:  CONCLUSION


 .    Santa Fe + Homestake = Status Quo

 .    Santa Fe + Newmont = Sustained Profitable Growth

[Slide 9]

             WHY NEWMONT IS THE RIGHT CHOICE FOR SHAREHOLDER VALUE

 .    Our prospects for growth are better

 .    Our costs are lower

 .    Our synergies are superior

 .    Rerating based on size alone is a myth

 .    Our transaction is accretive to Newmont shareholders; Homestake dilutes its shareholders' wealth

 .    We will continue to enjoy a strong financial position

[Slide 10]


                 NEWMONT OFFERS BEST FIT FOR NEVADA OPERATIONS

[Map of Nevada showing locations of Newmont, Santa Fe and Homestake operations.]

                           12/31/95                Production
                           Nevada     Percent       (mm oz.)
                           Reserves   Reserves    ------------
                           (mm oz.)   in Nevada   1996E  1997E
                           --------   ---------   -----  -----
Newmont
 Carlin                        20.9          73%    1.7    1.8
 11 mines

Santa Fe
 4 mines                       16.8          94%    0.7    0.9

Homestake
 Interest in 3 mines            3.5          16%    0.1    0.1

[Slide 11]

                DEMONSTRATED ABILITY TO PRODUCE NEVADA RESERVES

[Pie charts showing the following information:

                  MM oz.  Refractory (%)   Oxide (%)
                  ------  --------------   ---------

1995 Reserves
      Newmont       20.9       65%            35%
      Santa Fe      16.8       70%            30%

1996 Production
      Newmont        1.7       35%            65%
      Santa Fe       0.7       22%            78%]

[Slide 12]

                   SUCCESSFULLY MANAGING CARLIN'S TRANSITION


[Bar graph reflecting the following information:

                                  Mine Source
                                ----------------

                        Underground         Open Pit
                          000 ozs            000 ozs
                        -----------         --------
1991                        --                 1,577


1992                        --                 1,599


1993                        --                 1,674


1994                        17                 1,538


1995                       123                 1,512


1996                       250                 1,425


1997E                      300                 1,500]

[Second bar graph of slide 12 reflecting the following information:

                               Processing Method
                            ------------------------

                                          Oxide        Oxide
               Bioleach      Roaster      Leach         Mill
                000 ozs      000 ozs     000 ozs       000 ozs
               --------      -------     -------       -------

1991              --            --         433          1,143


1992              --            --         566          1,033


1993              --            --         611          1,063


1994              --            45         654            856


1995               5           354         642            634


1996              20           550         455            650


1997E             35           725         400            640]


Newmont's Proven Capabilities:

     .    Expanding underground production
     .    Processing complex ores
     .    Managing costs
     .    Developing reserves and production

[Slide 13]


                              NEWMONT + SANTA FE:
                          JOINT PROPERTY & FACILITIES


[Map of North Central Nevada depicting the locations of Newmont's and Santa Fe's processing facilities (operating, planned or under construction and decommissioned) relative to Santa Fe's mineral rights and Newmont's Nevada property.]

[Slide 14]

                              NEWMONT + SANTA FE =
                      $50 MILLION IN ANNUAL COST SAVINGS*


                                     Newmont     Santa Fe    Total    Synergies
                                     -------     --------    -----    ---------
                                                     (millions)
Nevada Operations                     $410        $314       $724      ($13)
 -  Consolidation of staffs
 -  Centralized purchasing
 -  Improved equipment utilization

Exploration & Development               76           33       109       (30)
 -  Refocus efforts

G&A                                     51           17        68       (13)

Total Cash Savings                                                       56  6.2%

Accounting
 -  Mine development costs                                               (7)

Pre-tax P&L Savings                                                     $49

--------------------
*Estimated 1998 costs

[Slide 15]

                   ADDITIONAL OPPORTUNITIES TO CREATE VALUE

Newmont                             Santa Fe        Timetable
-------                            -----------      ---------

Gold Quarry            LEFT ARROW  Mule Canyon ore  Immediate

Gold Quarry            RIGHT ARROW Ore control      Immediate
  robotics lab                     analyses

Carlin roaster         LEFT ARROW  Twin Creeks      1-3 years
                                   concentrate

Bioleach technology    RIGHT ARROW 4.2mm ozs.       3-4 years
                                   low-grade
                                   refractory ore
                                   at Twin Creeks

North Area             LEFT ARROW  Twin Creeks      3-4 years
  mineralization                   flotation

[Slide 16]

                         NEVADA EXPLORATION PROPERTIES

Santa Fe :  1,500,000 acres
Newmont  :    500,000 acres

[Map of North Central Nevada reflecting respective acreage of Santa Fe, Newmont and Homestake exploration properties.]

[Slide 17]

                    NEVADA GOLD DEPOSITS 200+ MM OZ. OF GOLD

[Map showing the locations and sizes of various gold deposits in Nevada and depicting an area described as "North Central Nevada" as containing 165 million ounces of gold deposits. The map also shows that the >5 million ounce gold deposits located in the following locations are contained within the North Central Nevada region: Twin Creeks; Getchell mine; Pipeline; Gold Quarry mine; Goldstrike mine; and Jerritt Canyon Joint Venture.]

>5 MM oz Gold Deposits
--------------------

1.   Twin Creeks
2.   Getchell mine
3.   Comstock
4.   Goldfield
5.   Round Mountain mine
6.   Pipeline
7.   Gold Quarry mine
8.   Goldstrike mine
9.   Jerritt Canyon Joint Venture

[Slide 18]

                       NORTH CENTRAL NEVADA GOLD TRENDS

[Map of North Central Nevada depicting the location of certain gold "trends," gold deposits in and around those trends and areas accounting for more than 10 million ounces of combined gold production, reserves and resources. The map depicts the relative location to each other of, and the combined production, reserves and resources attributable to, each of the Carlin Trend (101 million ounces), the Twin Creeks-Lone Tree-Trenton Trend (>45 million ounces), the Cortez-Pipeline-Battle Mountain Trend (>20 million ounces) and the Independence Trend (15 million ounces).]

[Slide 19]

                          GOLD TRENDS AND HOST ROCKS

[Map of North Central Nevada depicting (1) the locations of the Carlin Trend, the Pipeline-Cortez-Battle Mountain Trend and the Twin Creeks-Lone Tree-Trenton Trend, (2) the location of gold deposits in and around those trends, (3) the location of certain areas accounting for more than 10 million ounces of combined gold production, reserves and resources and (4) the rock forms residing in the identified gold trends.]

[Slide 20]

                             EXPLORATION PRIORITIES

[Map depicting substantially similar information as that contained in slide number 18 and overlaying thereon a depiction of those areas within Santa Fe's mineral rights that Newmont will seek to explore if Newmont acquires Santa
Fe. Newmont's exploration priorities are categorized according to the time frame after acquisition (i.e., up to three years, two to four years and three to five years) in which Newmount would seek to explore such areas.]

[Slide 21]

              NEWMONT'S STRATEGIC EXPLORATION & DEVELOPMENT PLAN


Area                     Time(yrs)   $/Year(MM)     Ounces(MM)
-------------------     ---------   -----------   --------------

Development Targets
-------------------
 Twin Creeks -              1 - 5       $ 10.0      1 - 1.5/Year
 Lone Tree -
 Trenton Deposits


Exploration Targets*
-------------------
 Priority 1

  Twin Creeks -         0.5 - 2.5       $  5.0            3 - 4
  Lone Tree -
  Trenton District

  SE Cortez -
  Pipeline District         1 - 3          2.5            2 - 3

 Priority 2

  Exploration Targets
  Priority 1
  Twin Creeks -             2 - 4          2.0        1.5 - 2.0
  Trenton Region

 Priority 3

  Twin Creeks -               3-5          0.5        0.5 - 1.0
  Trenton Border                         ------      ----------
                                          10.0       7.0 - 10.0

* Exploration Summary:  5 Years / $50MM / 7-10MM oz / $5-$8/oz Discovered

[Slide 22]


          CUMULATIVE OUNCES FROM NEW CARLIN DISCOVERIES: $7 PER OUNCE


[Graph showing Newmont's cumulative exploration budget and discovered ounces in the Carlin Trend as follows:



                                    1992    1993    1994    1995    1996E
                                    ----    ----    ----    ----    -----
                                              (amounts in millions)

Cumulative Exploration Budget       $8.8   $19.4   $31.6   $40.7    $50.3

Cumulative Discovered Ounces         1.0     2.0     3.0     5.0      7.5]

[Slide 23]

                             COMPARING THE BIDDERS

     .    Exploration expenditures

     .    Exploration success

     .    Reserves

     .    Production

     .    Cash costs

     .    Profitability

     .    Stock price

     .    Total return

Which stock would you rather own?

[Slide 24]

                           COMMITMENT TO EXPLORATION


[Graph comparing exploration expenditures of each of Newmont and Homestake as follows:


             1990     1991     1992     1993         1994     1995     1996E
           -------  -------  -------   -------      -------  -------  -------
                                     (in millions)
Newmont    $38.369  $47.229  $54.654    $56.312     $72.357  $66.742  $75.545

Homestake  $50.695  $47.440  $27.798    $17.457     $21.347  $27.541  $38.000]




                               Total Expenditures
                               ------------------

               Newmont        $411 million

               Homestake      $230 million

                              Newmont invested 79%
                               more in its future

[Slide 25]


             NEWMONT'S EXPLORATION SUCCESS:  1986-1996


Reserve Additions                                                                  Ounces(MM)
-----------------                                                                  ----------
 Discovered:                            Nevada      Post                                29.5
                                                    Carlin Underground
                                                    Deep Star
                                                    Rain Underground
                                                    Hardie Footwall

                                        Foreign     Yanacocha, Peru (38%)                4.0
                                                    Minahasa, Indonesia (80%)

 Acquired:                              Uzbekistan  Zarafshan (50%)                      4.3
                                                                                   ---------
                                                                                        37.8


Discoveries Not Included in Reserves
------------------------------------
                                        Nevada      Leeville (60%)                       4.5
                                                    Turf
                                                    Goldbug

                                        Foreign     Yanacocha, Peru (38%)                8.2
                                                    Batu Hijau, Indonesia (45%)
                                                    La Herradura, Mexico  (44%)       ------
                                                                                        12.7

[Slide 26]


                      EXPLORATION SUCCESS = RESERVE GROWTH



[Graph presenting total proven and probable gold reserves at year end as follows:

                    1985        1990          1995
                    ----        ----          ----
                          (millions of ounces)
Newmont              8.8        18.9          28.8

Homestake           10.5        13.8          21.5]


Reserve additions net of mine depletion

Newmont         20 million ounces
Homestake       11 million ounces

[Slide 27]

                              NEWMONT WILL PRODUCE
                            2.2 MILLION MORE OUNCES

[Graph comparing gold production by Newmont and Homestake as follows:


                1990    1991    1992    1993    1994    1995    1996E   1997E
                ----    ----    ----    ----    ----    ----    -----   -----
Newmont                             (millions of ounces)
 Production     1.68    1.58    1.60    1.70    1.67    1.87    2.25    2.47

Homestake
 Production     1.18    1.05    1.85    1.83    1.61    1.63    1.69    1.63]

[Slide 28]

                             CASH COSTS PER OUNCE -
                             $46 NEWMONT ADVANTAGE

[Graph comparing average cash cost per ounce of gold for Newmont and Homestake as follows:

                1990    1991    1992    1993    1994    1995    1996E   1997E
                ----    ----    ----    ----    ----    ----    -----   -----
                                        (dollars per ounce)
Newmont         204     187     196     197     202     210     218     200


Homestake       247     269     246     229     252     257     250     242]


   Avg. Cash Cost/Ounce
----------------------------

Homestake             $248
Newmont                202
                      ----

Difference            $ 46

[Slide 29]

                        NEWMONT EARNS $920 MILLION MORE

[Graph showing net income (loss) from continuing operations for Newmont and Homestake as follows:

                Net Income (Loss) from Continuing Operations
                --------------------------------------------

                1990    1991    1992    1993    1994    1995    1996E
                ----    ----    ----    ----    ----    ----    -----
                                    (dollars in millions)
Newmont         168.5   94.3    90.6    94.7    76.1    112.6   92.0

Homestake         4.2 (207.8) (175.8)   52.5    78.0     30.3   30.0]






Total Profit*
------------

Newmont       $729 million

Homestake    ($189 million)


Profit*/Ounce
-------------

Newmont       $59
Homestake    ($17)

* Net income from continuing operations

[Slide 30]

                   STOCK PRICE - IT'S PERFORMANCE THAT COUNTS

[Graph reflecting indexed weekly stock prices for each of Newmont and Homestake, as well as the S&P Gold Mining Index, with January 1, 1990 as a base. The graph shows that Newmont's stock price increased 23% through December 4, 1996 and Homestake's declined 25% over the same period as compared to an increase of 6% in the S&P Gold Mining Index over the same period.]

[Slide 31]

                    INDEXED TOTAL RETURN PUTS NEWMONT ON TOP

[Graph comparing total return through December 4, 1996 on an investment of $100 in the Common Stock of each of Homestake, Santa Fe and Newmont to the performance of the London P.M. Gold Index with June 15, 1994 as a base.]

  Value of $100 invested
     Since SF IPO
---------------------------------
NM                        $122.05
Gold                        96.56
SF                          81.79
HM                          81.13

[Slide 32]

             WHY NEWMONT IS THE RIGHT CHOICE FOR SHAREHOLDER VALUE

 .    Our prospects for growth are better

 .    Our costs are lower

 .    Our synergies are superior

 .    Rerating based on size alone is a myth

 .    Our transaction is accretive to Newmont shareholders; Homestake dilutes its shareholders' wealth

 .    We will continue to enjoy a strong financial position

[Slide 33]

                            NEWMONT + SANTA FE ===>
                     2.3 MILLION MORE OUNCES OF PRODUCTION


Production Growth
-----------------

     NM/SF     =    30%
     HM/SF     =    23%

[Bar graph comparing estimated production of a combined Homestake/Santa Fe entity and a combined Newmont/Santa Fe entity as follows:

                                                      Production
                                                      ----------

                                1996E           1997E           1998E           1999E
                                -----           -----           -----           -----
                                                (thousands of ounces)
Combined Homestake/
Santa Fe
        Homestake               1,740           1,640           1,850           1,810

        Santa Fe                  850           1,120           1,320           1,380
                                -----           -----          ------          ------
        Combined Total          2,590           2,760           3,170           3,190


Combined Newmont/
Santa Fe
        Newmont                 2,250           2,470           2,520           2,660

        Santa Fe                  850           1,120           1,320           1,380
                                -----           -----          ------          ------
        Combined Total          3,100           3,590           3,840           4,040]

[Slide 34]

                            NEWMONT + SANTA FE ===>
                           $33/OUNCE LOWER FUTURE CASH COSTS


[Bar graph comparing estimated future cash costs of production of a combined Homestake/Santa Fe entity and a combined Newmont/Santa Fe entity as follows:


                                     Cash Costs

                       1996E           1997E           1998E
                       -----           -----           -----
                                 ($ per ounce)

Homestake/Santa Fe      243             244             244

Newmont/Santa Fe        221             208             213]

[Slide 35]

                     RERATING BASED ON SIZE ALONE IS A MYTH

Recent Gold Mergers
Normandy/PosGold/Gold Mines of Kalgoorlie - 1996
     Stock price 9/13/95 to 12/4/96                          (5)%
     Adj. market cap/ounce reserves                         (16)
     Adj. market cap/ounce production                       (19)
     Gold price                                              (4)

Battle Mountain/Hemlo - 1996
     Stock price 1/11/96 to 12/4/96                         (24)%
     Adj. market cap/ounce reserves                           4
     Adj. market cap/ounce production                        23
     Gold price                                              (1)

Homestake/International Corona - 1992
     Stock price 1/13/92 to 12/4/96                           6%
     Adj. market cap/ounce reserves                           5
     Adj. market cap/ounce production                        10
     Gold price                                               4

[Slide 36]

                     RERATING BASED ON SIZE ALONE IS A MYTH

Recent Gold Mergers
Normandy/PosGold/Gold Mines of Kalgoorlie - 1996
     Stock price 9/13/95 to 12/4/96                   (5)%
     Adj. market cap/ounce reserves                  (16)
     Adj. market cap/ounce production                (19)
     Gold price                                       (4)

Battle Mountain/Hemlo - 1996
     Stock price 1/11/96 to 12/4/96                  (24)%
     Adj. market cap/ounce reserves                    4
     Adj. market cap/ounce production                 23
     Gold price                                       (1)

                                                                  Newmont
Homestake/International Corona - 1992                             -------
     Stock price 1/13/92 to 12/4/96                    6%           46%
     Adj. market cap/ounce reserves                    5            20
     Adj. market cap/ounce production                 10            25
     Gold price                                        4             4







[Slide 37]


              PERCENT ACCRETION/(DILUTION) COMPARISON:  $370 GOLD

                         HM   +  SF         NM  +   SF
                       ------  -----      -----   -----
                        1997E  1998E      1997E   1998E
                       ------  -----      -----   -----
Reserves*               (8.6)%  (8.6)%      9.5%    9.5%

Production             (15.9)  (14.4)      (1.7)    2.9

Cash Flow**            (15.3)    9.8       (8.5)    3.1

Earnings**              n.m.    n.m.        7.2    14.4


--------------------
*12/31/95
**IBES Estimates for HM adjusted for Au price;
  HM states that the acquisition is accretive

[Slide 38]


              PERCENT ACCRETION/(DILUTION) COMPARISON:  $400 GOLD


                         HM   +  SF          NM  +   SF
                       ------  -----       -----   ------
                        1997E  1998E       1997E   1998E
                       ------  -----       -----   -----
Reserves*               (8.6)%  (8.6)%       9.5%    9.5%

Production             (15.9)  (14.4)       (1.7)    2.9

Cash Flow**            (21.9)   (2.5)      (11.7)   (1.4)

Earnings**               9.1    (2.2)       (6.2)   (2.7)


--------------------
*12/31/95
**IBES Estimates for Homestake;
  HM states that the acquisition is accretive

[Slide 39]


                            PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 1996


                                                            Adjusted
                                       Newmont   Santa Fe   Pro Forma
                                      ---------  ---------  ----------
Assets
 Current assets                         $  496     $  188      $  659
 Fixed & other assets                    1,584      1,040       2,549
                                        ------     ------      ------
                                        $2,080     $1,228      $3,208
                                        ======     ======      ======

Liabilities & Stockholders' Equity
 Current liabilities                    $  218     $   83      $  287
 Long term debt                            585        395         980
 Other liabilities                         257        186         276
 Stockholders' equity                    1,020        564       1,665
                                        ------     ------      ------
                                        $2,080     $1,228      $3,208
                                        ======     ======      ======

Debt/Debt + Stockholders' Equity            36%        41%         37%

S&P Debt Rating                            BBB+        BB+

[Slide 40]


               CONCLUSION:  NEWMONT + SANTA FE = THE RIGHT CHOICE


     .    Maximizes value for Santa Fe and Newmont shareholders

     .    Offers best combination of assets and proven capabilities

     .    Provides significant immediate increase for Santa Fe shareholders

     . Provides immediate accretion in key attributes for Newmont shareholders

     .    Offers excellent growth opportunity through
          -    Combining operating synergies to reduce cost
          -    Prioritizing worldwide exploration opportunities
          -    Realizing the potential of Santa Fe's Nevada properties

[Miniaturized reproduction of graph depicted in slide number 31.]

[Slide 41]

Conclusion:

                     NEWMONT + SANTA FE = THE RIGHT CHOICE


     .    More value today

     .    Better prospects for the future

[Miniaturized reproduction of graph depicted in slide number 31.]